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                UNITED STATE SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: February 20, 1997


                              VIRGINIA GAS COMPANY
       (EXACT NAME OF SMALL BUSINESS ISSUER AS SPECIFIED IN ITS CHARTER)

         DELAWARE                                              87-0443823
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification No.)

         200 EAST MAIN STREET, ABINGDON, VIRGINIA 24210, (540) 676-2380 (Address and telephone number of principal executive offices)


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                              VIRGINIA GAS COMPANY


ITEM 5.  OTHER EVENTS

         On February 20, 1997, Virginia Gas Company (the "Registrant"), in connection with the Industrial Development Authority of Russell County, Virginia, completed the issuance of the $9,100,000 Subordinated Natural Gas Facilities Revenue Bonds (Virginia Gas Company Project) Series 1997 (the "Bonds"). The Bonds mature on February 15, 2017 and bear interest at 9.5% annually.

         The proceeds from the sale of the Bonds will be used for the purpose of providing funds, together with other available funds to (i) acquire, improve, construct and equip a natural gas distribution facility and supporting assets to serve natural gas customers in and near the town of Lebanon in Russell County, (ii) to prepay the outstanding principal balance of a $100,000 obligation previously issued by the Industrial Development Authority, (iii) to fund a debt service reserve fund for the Bonds and (iv) pay certain costs of the issuance of the Bonds.


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                              VIRGINIA GAS COMPANY

                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VIRGINIA GAS COMPANY



                                            By /s/ John D. Jessee
                                               -------------------------------
                                            John D. Jessee, Vice President and
                                            Chief Financial Officer


Date:    March 4, 1997